Critical Math Fund

(a series of Northern Lights Fund Trust)

Supplement dated February 2, 2006

to Prospectus dated February 2, 2006

The Fund will waive all Contingent Deferred Sales Charges and will not charge any early Redemption Fees with respect to Fund shares purchased prior to June 1, 2006.